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                                 Exhibit 10.4

    DIVIDEND PAYMENT AGREEMENT, DATED JUNE 2, 2000, BY AND BETWEEN RHYTHMS
       NETCONNECTIONSINC. AND AMERICAN SECURITIES TRANSFER & TRUST, INC.
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                          DIVIDEND PAYMENT AGREEMENT

     THIS DIVIDEND PAYMENT AGREEMENT (the "Agreement") is made and entered into as of the 2nd day of June, 2000, by and among RHYTHMS NETCONNECTIONS INC., a Delaware corporation (the "Company"), and AMERICAN SECURITIES TRANSFER & TRUST, INC., a Colorado corporation (the "Transfer Agent").

     Whereas, on March 20, 1999, the Company and the Transfer Agent, entered into a certain Agreement Appointing Transfer Agent and Registrar whereby the Company appointed the Transfer Agent as the transfer agent and registrar of all of the shares of the Company's capital stock;

     Whereas, pursuant to the terms of the Company's 6 3/4% Series F Cumulative Convertible Preferred Stock (the "Series F Preferred Stock"), the Company must pay quarterly dividends of $5,062,500, or a pro rata portion thereof, to the holders of Series F Preferred Stock (the "Quarterly Dividend"); and

     Whereas, the Company desires to appoint the Transfer Agent, and the Transfer Agent desires to accept such appointment, to receive certain shares of the Company's capital stock in respect of the Quarterly Dividend , to sell such shares for the benefit and use of the holders of the Series F Preferred Stock and to pay from cash sale proceeds the Quarterly Dividend to the holders of the Series F Preferred Stock.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.   The Transfer Agent.

          (a)  Appointment of Dividend Disbursing Agent.  The Company hereby
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appoints the Transfer Agent as dividend disbursing agent for its Series F
Preferred Stock. The foregoing appointment shall be considered to be an amendment to, and subject to, all of the provisions of the Agreement Appointing Transfer Agent and Registrar previously entered into by and between the Company and the Transfer Agent.

          (b)  Actions Transfer Agent Obligated to Perform.  Within five days of
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each Quarterly Dividend becoming due to the holders of the Series F Preferred
Stock, the Transfer Agent agrees to receive from the Company a certain number of shares of the Company's capital stock as determined by the Company (the "Shares"). All the Shares shall be held in the Transfer Agent's name, as agent and custodian for the benefit of the holders of the Series F Preferred Stock. As soon as is practical after receipt, the Transfer Agent shall sell the Shares either as a selling stockholder through an effective registration statement (the "Registration Statement") on file with the Securities and Exchange Commission ("SEC") or through a private placement, as determined by the Company. All proceeds from such sale shall be remitted on the Dividend Payment Date (as defined in the Series F Certificate of Designation) to the holders of record of the Series F Preferred Stock pro rata. If the net proceeds from such sale exceed the amount due as Quarterly Dividends, any excess shall be held and retained by the Transfer Agent for disbursement in connection with a subsequent Quarterly Dividend.
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          (c)  Actions Transfer Agent Not Obligated to Perform.  Under this
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Agreement, the Transfer Agent shall not be responsible for: (i) determining the holders of record of the Series F Preferred to whom Quarterly Dividend payments must be made; (ii) determining whether to sell the Shares through a registration statement or a private placement; (iii) finding buyers for the Shares if a private placement is to be used; (iv) paying any deficiency to the holders of Series F Preferred Stock in the event the proceeds from the sale of the Shares are insufficient to satisfy the Quarterly Dividend payment; or (v) any duties or obligations other than those specifically set forth in this Agreement or as may be subsequently agreed to in writing between the Transfer Agent and the Company.

          (d)  Term.  The Transfer Agent agrees to act in the capacity described
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above until (i) there are no longer Quarterly Dividend payments due under the
Series F Preferred Stock or (ii) it provides the Company with written notice of its termination of this Agreement at least thirty (30) days prior to the next occurrence of a Quarterly Dividend becoming due.

     2.   The Company.

          (a)  Actions the Company Obligated to Perform.  Based on a best-faith
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estimate, the Company shall deliver to Transfer Agent as described above a sufficient number of Shares that, when sold, will provide net proceeds sufficient to satisfy the Company's Quarterly Dividend payment obligations. The Company shall ensure that the sale of the Shares by the Transfer Agent shall either (i) be covered by the Registration Statement or (ii) be exempt from registration under the Securities Act of 1933 (the "Securities Act") prior to delivering the Shares to the Transfer Agent. At the same time as it delivers the Shares, the Company also shall deliver to the Transfer Agent a list of the record holders of Series F Preferred Stock entitled to a Quarterly Dividend.

          (b)  Dividend Notification.  At least 10 days prior to a Dividend
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Payment Date (as defined in the Series F Certificate of Designation), the
Company shall provide the Transfer Agent with a written notification, signed by an authorized officer of the Company, which contains the following information;
(I) declaration date, (ii) record date, (iii) Dividend Payment Date, (iv) dividend calculation formula (if a stock dividend) and (v) such other information as may be pertinent.

          (c)  Actions the Company Not Obligated to Perform.  In no event shall
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be the Company itself be required to sell the Shares under this Agreement.

          (d)  Fees.  The Company shall pay to the Transfer Agent such fees for
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its services as are set forth in the Fee Schedule attached hereto as Exhibit A and incorporated herein, and shall reimburse the Transfer Agent for all extraordinary out-of-pocket cost and expenses (including reasonable attorney fees) incurred in the performance of its duties hereunder. Such Fee Schedule may be amended by Transfer Agent from time to time upon thirty (30) days advance written notice from the Transfer Agent to the Company.

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          (e) Term.  The Company may terminate this Agreement by providing the
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Transfer Agent fifteen (15) days prior written notice of such termination.

     3.   Securities Indemnification.

          (a)  Definitions.  For the purpose of this Section 3:
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               (i)    the term "Selling Stockholder" shall include the Transfer
          Agent and any officer, director, employees, agents, trustee or affiliate of the Transfer Agent, and "affiliate" shall mean any person who controls the Transfer Agent within the meaning of Section 15 of the Securities Act; and

               (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b)  Indemnification by the Company.  The Company agrees to indemnify
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and hold harmless the Selling Stockholder from and against any losses, claims, damages or liabilities to which the Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any untrue statement of a material fact contained in any registration statement filed with the SEC, or (ii) any failure by the Company to fulfill any undertaking included in the registration statement, and the Company will reimburse the Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in any registration statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder specifically for use in preparation of the registration statement.

          (c) Promptly after receipt by the Company of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3, the Transfer Agent shall notify the Company in writing of such claim or of the commencement of such action, but the omission to so notify the Company will not relieve it from any liability which it may have to any indemnified party under this Section 3 (except to the extent that such omission materially and adversely affects the Company's ability to defend such action) or from any liability otherwise than under this Section 3. Subject to the provisions hereinafter stated, in case any such action shall be brought against the Transfer Agent, the Company shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the Transfer Agent promptly after receiving the aforesaid notice from the Transfer Agent, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Transfer Agent. After notice from the Company to the Transfer Agent of its election to assume the defense thereof, such the Company shall not be liable to the Transfer Agent for any legal expenses subsequently incurred by the Transfer Agent in connection with the

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defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the Transfer Agent, for the same counsel to represent both the Transfer Agent and the Company or any affiliate or associate thereof, the Transfer Agent shall be entitled to retain its own counsel at the expense of the Company; provided, however, that the Company shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for the Transfer Agent. In no event shall the Company be liable in respect of any amounts paid in settlement of any action unless the Company shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. The Company shall not, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which the Transfer Agent is or could have been a party and indemnification could have been sought hereunder by the Transfer Agent, unless such settlement includes an unconditional release of the Transfer Agent from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Section 3 is unavailable to or insufficient to hold harmless the Transfer Agent under the terms above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then the Company shall contribute to the amount paid or payable by the Transfer Agent as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Transfer Agent on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Transfer Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Transfer Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by the Transfer Agent as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by the Transfer Agent in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Transfer Agent shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Transfer Agent from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Transfer Agent has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     4.   Limitation of Transfer Agent's Liability.

          (a) The Transfer Agent shall incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other documents believed by it to be genuine and duly authorized, nor for any action or inaction except

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its own willful misconduct or gross negligence. The Transfer Agent shall not be responsible for the validity or sufficiency of this Agreement. In all questions arising under this Agreement, the Transfer Agent may rely on the advice of counsel, and the Transfer Agent shall not be liable to anyone for anything done, omitted or suffered in good faith by the Transfer Agent based on such advise. The Transfer Agent shall not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner reasonably satisfactory to it. In no event shall the Transfer Agent be liable for indirect, punitive, special or consequential damages.

          (b) The Company hereby indemnifies the Transfer Agent for, and holds it harmless against, any loss, liability or expense, including reasonable attorney fees, incurred without gross negligence or willful misconduct on the part of the Transfer Agent, arising out of or in connection with its carrying out its duties hereunder.

     5. Interpleader. In the event of any disputes between the parties hereto and/or holders of Series F Preferred Stock as to the validity of instructions concerning the Shares and the duties related to such Shares under the terms of this Agreement or any other matter arising out of this Agreement, the Transfer Agent may, in its sole and absolute discretion, may interplead the parties and deposit any property in dispute with the Clerk of the District Court for the City and County of Denver, State of Colorado, and upon such deposit and filing the complaint in interpleader be relieved of all liability hereunder as to the property so deposited and shall be entitled to recover in such interpleader action, from the other parties therein, its costs and expenses (including reasonable attorney's fees) incurred in commencing such action. The parties hereto hereby consent and agree to submit to the jurisdiction of the District Court for the City and County of Denver, State of Colorado.

     6. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Transfer Agent.

     7. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     8. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado, without giving effect to the principles of conflicts of law.

     10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.


                                             RHYTHMS NETCONNECTIONS INC.


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________


                                             AMERICAN SECURITIES TRANSFER
                                             & TRUST, INC.


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

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